ECLIPSE FUNDS INC.

                             International Bond Fund


                       Supplement dated February 28, 2001
                      to the Prospectus dated March 1, 2000
    (as previously supplemented on July 21, October 23 and December 29, 2000)


         The Board of Directors of Eclipse Funds Inc. ("Funds") has approved a Plan of Liquidation and Dissolution (the "Plan") relating to the International Bond Fund, effective February 27, 2001. Management's recommendation that the Board of Directors approve the Plan was based on several factors. First, international bond funds as an asset class generally have not been as successful in raising assets as other asset classes. Second, the Eclipse International Bond Fund in particular has not attracted the investor attention and growth of assets that was anticipated. Also, the Fund has been notified that a large redemption of shares of the Fund will occur in March 2001. As a result, the Board of Directors has concluded that it is in the best interests of shareholders to liquidate the International Bond Fund.

         In connection with the proposed liquidation and dissolution of the International Bond Fund, the Board has directed the Fund's distributor to cease offering shares of that Fund effective at the close of business on February 27, 2001. After that date, however, shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other Eclipse Funds until the liquidation.

         It is anticipated that the International Bond Fund will liquidate on or about April 12, 2001. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.